                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:
     / / Preliminary proxy statement
     / / Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       ORANGE AND ROCKLAND UTILITIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       ORANGE AND ROCKLAND UTILITIES, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
  /1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[LOGO]

ORANGE AND ROCKLAND  One Blue Hill Plaza, Pearl River New York 10965

                                                                    May 18, 1994

                       IMPORTANT MESSAGE TO SHAREHOLDERS

                   ANNUAL MEETING ADJOURNED TO JUNE 10, 1994


Dear Shareholder:

         The Annual Meeting of Shareholders of Orange and Rockland Utilities has been adjourned and will reconvene at 2:00 p.m. on June 10, 1994 at the Company's Operations Center, 75 West Route 59, Spring Valley, New York. The meeting was adjourned to provide shareholders additional time to vote their shares on Proposal 2.

         Although a majority of the votes cast have supported Proposal 2, there are still a number of shareholders who have not yet voted.

         In order to avoid further expense, and so that we may move forward, we ask that you please take a moment now to sign, date and mail the enclosed proxy so that your shares can be voted at the adjourned meeting. With so many shares held in broker name and in small share amounts we need all holders to vote.
REMEMBER: A FAILURE TO VOTE HAS THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

         Even if you have previously voted, we ask that you send in the enclosed proxy card. This provides an opportunity for you to change or revoke any prior vote. If you have previously voted your shares against the proposal, or abstained from voting, we urge you to reconsider your vote and vote FOR Proposal 2.

         If you hold your shares in street name your broker will not vote your shares for you on Proposal 2 without your instruction. Therefore, it is important that you contact your broker in order for you to vote your shares.

         As more fully described in the proxy statement previously sent to you, your Board urges you to vote FOR Proposal 2. Your Board needs to work as a cohesive unit, and to do so we believe that Mr. Smith, and his negative influence, must be removed from the Board. On May 12, 1994, Mr. Smith served the Company with an Order to Show Cause seeking, among other things, to enjoin the Company from considering any votes cast subsequent to the adjournment of the Annual Meeting with regard to the proposal to remove Mr. Smith from the Board of Directors for cause. On May 20, 1994 a hearing will be held with respect to Mr. Smith's demand for preliminary injunctive relief. The Company views Mr. Smith's suit as without merit.

         We realize that you may have received several mailings in recent weeks, but this issue is of such vital importance that we have taken this extraordinary step of sending this letter to insure that the necessary vote is obtained on Proposal 2. Proxies are not being solicited with respect to Proposal 1 or 3, and proxies will not be voted pursuant to discretionary authority in favor of any further adjournment of the Annual Meeting. You can help save your Company further expense by returning your proxy now.

On Behalf of All the Independent Directors,

/s/ H. Kent Vanderhoef

H. Kent Vanderhoef
Acting Chairman of the Board





                             YOUR VOTE IS IMPORTANT


          IN ORDER TO AVOID FURTHER EXPENSE PLEASE VOTE YOUR PROXY NOW
              BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY.


 IF YOU HAVE ANY QUESTIONS ON HOW TO EXECUTE YOUR VOTE, PLEASE CALL OUR PROXY
                SOLICITOR:  MORROW & CO. AT (800) 662 - 5200.

[LOGO]

ORANGE AND ROCKLAND  One Blue Hill Plaza, Pearl River New York 10965

                                                                    May 18, 1994



                   Employee Stock Purchase Plan Participants


Dear Plan Participant:

         The Annual Meeting of Shareholders of Orange and Rockland Utilities has been adjourned and will reconvene at 2:00 p.m. on June 10, 1994, at the Company's Operations Center, 75 West Route 59, Spring Valley, New York. The meeting was adjourned to provide shareholders additional time to vote their shares on Proposal 2.

         Through May 11, 1994 there were still a substantial number of plan participants who had not yet voted. We are now asking that all participants, as employee owners (who have not already voted) please take the time to vote their shares. Remember: A failure to vote has the same effect as a vote against the proposal. The enclosed proxy card provides an opportunity for you to vote or to change or revoke any prior vote.

         As more fully described in the proxy statement previously sent to you, your Board urges you to vote For Proposal 2. Your Board needs to work as a cohesive unit, and to do so we believe that Mr. Smith must be removed from the Board. On May 12, 1994, Mr. Smith served the Company with an Order to Show Cause seeking, among other things, to enjoin the Company from considering any votes cast subsequent to the adjournment of the Annual Meeting with regard to the proposal to remove Mr. Smith from the Board of Directors for cause. On May 20, 1994, a hearing will be held with respect to Mr. Smith's demand for preliminary injunctive relief. The Company views Mr. Smith's suit as without merit.

         In order to avoid further expense, and so that we may move forward, we ask that you please sign, date and return the enclosed proxy card. Proxies are not being solicited with respect to Proposal 1 or 3, and proxies will not be voted pursuant to discretionary authority in favor of any further adjournment of the Annual Meeting.

         On Behalf of All the Independent Directors,

         /s/ H. Kent Vanderhoef

         H. Kent Vanderhoef
         Acting Chairman of the Board

                      ORANGE AND ROCKLAND UTILITIES, INC.

         COMMON STOCK PROXY FOR ADJOURNED ANNUAL MEETING, JUNE 10, 1994

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, revoking all previous proxies, hereby appoints H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. AND VICTORIA A. ROQUE, and each of them, proxies, with power of substitution to each to vote and act at the adjourned annual meeting of ORANGE AND ROCKLAND UTILITIES, INC. to be held at 75 West Route 59, Spring Valley, New York, on Friday, June 10, 1994, at 2:00 P.M., and at any adjournments thereof, on and with respect to the Common Stock of the undersigned, or on and with respect to which the undersigned is entitled to vote or act, as indicated on the reverse side, and as set forth in the notice and proxy statement dated April 6, 1994.



             (Continued, and to be dated and signed, on other side)



EVERY PROPERLY SIGNED PROXY WILL BE VOTED (OR NOT VOTED        I PLAN TO
IN ACCORDANCE WITH SPECIFICATIONS MADE BELOW, AND WILL          ATTEND    [   ]
BE VOTED FOR THE ELECTION OF ALL PERSONS NAMED AND FOR          MEETING
THE ACTIONS PROPOSED IF NO INSTRUCTIONS ARE INDICATED.

          -----------------------   ----------------------
                  COMMON                    D.R.S.
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                  EACH OF THE FOLLOWING PROPOSALS.

{ Item 1--To elect the following three directors }
{ 3-Year Term--J.F. Creamer }
{              K.D. McPherson }
{              L.C. Taliaferro }

{ To withhold authority to vote for any individual nominee(s), print that } { nominee's name below: }

{ ----------------------------------------------------------------------- }


Item 2-To remove James F. Smith from the Board        FOR    AGAINST   ABSTAIN
of Directors for cause.                              [   ]    [   ]     [   ]

{ Item 3-To appoint Arthur Andersen & Co. as }
{ independent public accountants for 1994.           [   ]    [   ]     [   ] }

Item 4-In their discretion, the proxies are authorized to act on such other matters as may properly come before the meeting or any adjournments thereof.

                                  All powers may be exercised by a majority of said proxies or said substitutes voting or acting or, if only one votes and acts, then by that one.

                                  Dated:                                , 1994
                                         -------------------------------


                                  --------------------------------------------
                                                   Signature


                                  --------------------------------------------
                                                   Signature

                                  (NOTE: Signature should agree with name
                                  imprinted hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. If stock is registered in more than one name, each joint owner should sign.)

   IMPORTANT: PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                    APPENDIX TO ELECTRONIC FORMAT DOCUMENT


        On the proxy card, the lines that are within braces "{" and "}" have been struck through on the printed version.